UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 10/24/2005

Virginia Financial Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-22283

VA	541829288
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

102 South Main Street, Culpeper, VA 22701

(Address of Principal Executive Offices, Including Zip Code)

540.829.1603

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01. Regulation FD Disclosure

The following information and exhibit is being furnished pursuant to Regulation FD.

On October 24, 2005, Virginia Financial Group, Inc. issued a press release announcing the declaration of a quarterly dividend payable on November 21, 2005 to shareholders of record as of October 31, 2005. A copy of this press release is attached as Exhibit 99.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

Virginia Financial Group, Inc. press release dated October 24, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Virginia Financial Group, Inc.

Date: October 26, 2005	By:	/S/ JEFFREY W. FARRAR
Jeffrey W. Farrar Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Virginia Financial Group, Inc. press release dated October 24, 2005.